EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended July 26, 2013

Current Month				Rolling Performance*				Rolling Risk Metrics* (August 2008 – July 2013)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-1.6%	-0.1%	-5.3%	-13.7%	-4.4%	-4.6%	0.4%	-4.6%	10.5%	-26.6%	-0.4	-0.6
B**	-1.6%	-0.2%	-5.6%	-14.3%	-5.0%	-5.3%	-0.3%	-5.3%	10.5%	-28.8%	-0.5	-0.7
Legacy 1***	-1.6%	0.0%	-4.0%	-11.8%	-2.4%	N/A	N/A	-3.9%	10.5%	-20.8%	-0.3	-0.5
Legacy 2***	-1.6%	0.0%	-4.2%	-12.0%	-2.8%	N/A	N/A	-4.2%	10.5%	-21.4%	-0.4	-0.5
Global 1***	-1.6%	0.1%	-3.7%	-11.3%	-3.1%	N/A	N/A	-4.6%	10.0%	-20.0%	-0.4	-0.6
Global 2***	-1.6%	0.0%	-3.8%	-11.5%	-3.3%	N/A	N/A	-4.9%	10.0%	-21.0%	-0.5	-0.6
Global 3***	-1.6%	-0.1%	-4.8%	-13.0%	-5.0%	N/A	N/A	-6.6%	10.0%	-26.7%	-0.6	-0.8

S&P 500 Total Return Index****	0.0%	5.4%	20.0%	25.4%	17.9%	8.3%	7.7%	8.3%	18.5%	-41.8%	0.5	0.6
Barclays Capital U.S. Long Gov Index****	-0.7%	-1.4%	-9.1%	-12.3%	5.6%	7.2%	7.0%	7.2%	13.8%	-12.3%	0.6	0.9
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	38%					38%
Energy	16%	Long	Crude Oil	5.8%	Long	16%	Long	Crude Oil	5.8%	Long
			Brent Crude Oil	3.5%	Long			Brent Crude Oil	3.5%	Long
Grains/Foods	12%	Short	Corn	3.0%	Short	12%	Short	Corn	3.0%	Short
			Wheat	2.2%	Short			Wheat	2.2%	Short
Metals	10%	Short	Gold	2.6%	Short	10%	Short	Gold	2.6%	Short
			Copper LME	1.5%	Short			Copper LME	1.5%	Short
FINANCIALS	62%					62%
Currencies	25%	Long $	Euro / Japanese Yen	3.2%	Long	25%	Long $	Euro / Japanese Yen	3.1%	Long
			Japanese Yen	2.5%	Long			Japanese Yen	2.5%	Long
Equities	26%	Long	S&P 500	5.3%	Long	26%	Long	S&P 500	5.3%	Long
			Nasdaq	2.7%	Long			Nasdaq	2.7%	Long
Fixed Income	11%	Long	Australian Bills	1.6%	Long	11%	Long	Australian Bills	1.6%	Long
			U.S. Treasury Bonds	1.5%	Short			U.S. Treasury Bonds	1.5%	Short

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil markets fell as data from the U.S. Energy Information Administration showed only a modest decline in domestic inventories.  Crude oil markets also came under pressure due to reports the Chinese economic growth outlook continued to slow.  Natural gas markets fell in excess of 6%, driven lower by larger-than-expected supplies and a drop in temperatures across the U.S.

Grains/Foods
Corn markets fell nearly 10%, to a two and a half-year low, as favorable weather forecasts supported the supply outlook.  Soybean markets also moved sharply lower, driven by elevated supplies and data which showed a decline in U.S. exports.  Sugar markets rallied as excessive rain in Brazil delayed production at several key processing mills. Live cattle markets endured minor setbacks as investors liquidated positions in response to weak demand data.

Metals
Gold and silver markets rallied due to speculation the U.S. Federal Reserve will not begin to taper economic stimulus in the near future.  Base metals markets finished lower due to a late-week selloff prompted by news China ordered companies in 19 industries to cut manufacturing capacity, which put pressure on demand.

Currencies
The U.S. dollar weakened against global counterparts because of forecasts for ongoing quantitative easing in the U.S.   In Asia, the Japanese yen posted strong gains as sharp intraweek declines in the global equity markets prompted investors to shift towards safe-haven yen-based assets.  The euro rallied against the U.S. dollar due to bullish Eurozone manufacturing and strong German investor confidence data.

Equities
North American equity markets posted minor losses as disappointing earnings reports early in the week weighed on prices.  Germany’s Dax index fell in excess of 1% as underwhelming earnings reports from key German firms outweighed the bullish impact of stronger-than-expected investor confidence data.  Hong Kong’s Hang Seng index finished up nearly 3%, fueled by hopes for ongoing stimulus in China amidst its weak economic growth outlook.  Japan’s Nikkei 225 fell sharply as the yen’s rally put pressure on the nation’s export industries.

Fixed Income
U.S. Treasury markets declined due to better-than-expected U.S. housing data early in the week.  Weak results from a Treasury auction last week also added to declines.  German Bunds prices also fell, driven lower by data which showed an expansion of European manufacturing in July.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.